UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                                XCELMOBILITY INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
                      ----------------------------------------------------
    4)   Date Filed:
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
                                XCELMOBILITY INC.

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                      NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                 APRIL 22, 2011

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     A  Special  Meeting  of   Shareholders  of  XcelMobility   Inc.,  a  Nevada
corporation, will be held at 8:00 a.m., local time, on April 22, 2011, at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814 for the following purposes:

     1. To approve the Amended and Restated Bylaws of the Corporation.

     2. To transact such other business as may properly come before the special meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the proxy statement accompanying this notice.

     Only shareholders of record at the close of business on March 14, 2011 are entitled to notice of and to vote at the special meeting or any postponement or adjustment thereof.

     All shareholders are cordially invited to attend the meeting and vote in person. To assure your representation at the meeting, however, we urge you to vote by proxy as promptly as possible by mail by following the instructions on the proxy card. You may vote in person at the meeting even if you have previously returned a proxy.

                                   Sincerely,


                                   /s/ Jaime Brodeth
                                   -----------------------------
                                   JAIME BRODETH
                                   President

Gold River, California
April 11, 2011

                             YOUR VOTE IS IMPORTANT

YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. ANY PROXY GIVEN BY YOU MAY BE REVOKED BY WRITTEN NOTIFICATION TO THE COMPANY'S SECRETARY, BY FILING A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY ATTENDING THE SPECIAL MEETING IN PERSON AND VOTING BY BALLOT.

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

PROXY STATEMENT: VOTING AND OTHER MATTERS..................................  1
PROPOSAL ONE:  PROPOSAL TO AMEND AND RESTATE THE COMPANY'S BYLAWS..........  3
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, AND OFFICERS......  5
DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS..............................  6
OTHER MATTERS..............................................................  6
WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION................................  6

EXHIBIT A: AMENDED AND RESTATED BYLAWS OF XCELMOBILITY INC.

                                XCELMOBILITY INC.
                         2377 GOLD MEADOW WAY, SUITE 100
                              GOLD RIVER, CA 95670

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                                 PROXY STATEMENT

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                            VOTING AND OTHER MATTERS

GENERAL

     The accompanying proxy is solicited on behalf of XcelMobility Inc., a Nevada corporation ("we," "our," "us," or the "Company"), by our Board of Directors (the "Board") for use at our Special Meeting of Shareholders to be held at 8:00 a.m. local time on April 22, 2011, or at any adjournment thereof, for the purposes set forth in this proxy statement and in the accompanying notice. The meeting will be held at the offices of Greenberg Traurig, LLP, 1201 K Street, Suite 1100, Sacramento, California 95814.

     These proxy solicitation materials were first distributed on or about April 11, 2011 to all shareholders entitled to vote at the meeting. As used in this Proxy Statement, the terms "we," "us," "our," or the "Company" refer to XcelMobility Inc.

VOTING SECURITIES AND VOTING RIGHTS

     Shareholders of record at the close of business on March 14, 2011 are entitled to notice of and to vote at the meeting or any postponement or adjournment thereof. On the record date, there were issued and outstanding 2,200,000 shares of our common stock, par value $0.001 per share. Each holder of common stock voting at the meeting, either in person or by proxy, may cast one vote per share of common stock held on all matters to be voted on at the meeting.

     The presence, in person or by proxy, of the holders of a majority of the total number of shares entitled to vote constitutes a quorum for the transaction of business at the meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of our common stock represented at the special meeting and entitled to vote on the subject matter is required to approve the Amended and Restated Bylaws.

     Votes cast by proxy or in person at the meeting will be tabulated by the election inspectors appointed for the meeting who will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a "legal proxy" from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as "uninstructed shares." Uninstructed shares will be considered as present but not entitled to vote with respect to that matter.

VOTING OF PROXIES

     When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted (1) for approval of the Amended and Restated Bylaws, and
(2) as the persons specified in the proxy deem advisable on any such other matters as may come before the special meeting.

REVOCABILITY OF PROXIES

     Any person giving a proxy may revoke the proxy at any time before its use by delivering to us written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting and voting in person. The written notice of revocation or duly executed proxy bearing a later date should be addressed to Secretary, XcelMobility Inc., 2377 Gold Meadow Way, Suite 100, Gold River, CA 95670.

SOLICITATION

     This proxy is solicited on behalf of our Board. We will pay for this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of our directors and officers, personally or by telephone or e-mail, without additional compensation.

RECENT EVENTS

NON-BINDING LETTER OF INTENT WITH SHENZHEN CC POWER CORPORATION

     On March 8, 2011, the Company entered into a letter of intent with Shenzhen CC Power Corporation, a People's Republic of China company ("CC Power"), (the "LOI"), in connection with a proposed share exchange transaction by and between the Company and CC Power whereby the Company will acquire all of the shares of outstanding capital stock of CC Power in exchange for the issuance of 50.5% ownership interest in the Company to the shareholders of CC Power (the "Share Exchange"). CC Power provides mobile phones and internet products through monthly subscriptions to large cellular phone carriers and OEM partners.

     The non-binding terms of the LOI state that if the parties decide to proceed with a transaction after completion of due diligence, the terms and conditions of the Share Exchange shall be set forth in a formal definitive agreement to be negotiated and entered into by and between the parties within sixty (60) days of the execution of the LOI. The closing of the Share Exchange (the "Closing") shall occur on or before thirty (30) days form the date on which CC Power completes an audit of its financial statements as required to be filed by the Company upon the Closing in accordance with U.S. securities laws.

     Additional non-binding provisions of the LOI state that after Closing, it is contemplated that the Board of Directors of the Company shall be comprised of three (3) directors and that the CC Power shareholders shall have the right to nominate two (2) directors to the Board of Directors of the Company. In addition, the officers of CC Power shall become the officers of the Company at Closing.

     The LOI is filed as an exhibit to the Company's Current Report on Form 8-K filed on March 9, 2011.

NAME CHANGE; STOCK SPLIT

     Effective March 29, 2011, in furtherance of our new business focus, we amended our Articles of Incorporation to change our name from "Advanced Messaging Solutions, Inc." to "XcelMobility Inc." (the "Name Change"). In connection with the Name Change, the Financial Industry Regulatory Authority assigned the Company a new stock symbol, "XCLL," which took effect at the open of business on March 29, 2011. Further, and also on March 29, 2011, the Company effected a 35 for 1 forward stock split of all of its issued and outstanding shares of common stock.

ANNUAL REPORT AND OTHER MATTERS

     Our Annual Report on Form 10-K in the fiscal year ended March 31, 2010, which was made available to shareholders preceding this proxy statement on the website of the Securities and Exchange Commission, or SEC, located at WWW.SEC.GOV, contains financial and other information about our company, but is not incorporated into this proxy statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended.

     WE WILL PROVIDE, WITHOUT CHARGE, A PRINTED COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED MARCH 31, 2010 AS FILED WITH THE SEC TO EACH SHAREHOLDER OF RECORD AS OF THE RECORD DATE THAT REQUESTS A COPY IN WRITING. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY US IN FURNISHING SUCH EXHIBITS. ANY SUCH REQUESTS SHOULD BE DIRECTED TO OUR COMPANY'S SECRETARY AT OUR EXECUTIVE OFFICES SET FORTH IN THIS PROXY STATEMENT.

                                  PROPOSAL ONE

               PROPOSAL TO AMEND AND RESTATE THE COMPANY'S BYLAWS

     On March 10, 2011, our Board approved, subject to receiving the approval of the holders of a majority of our outstanding common stock, the amendment and restatement of our Bylaws (the "Amended and Restated Bylaws"). Our Board believes the Amended and Restated Bylaws are in the best interests of the Company's shareholders as they provide the Company with the flexibility necessary to carry out its business plan and attract potential strategic partners.

     For example, in the event the Company were to consummate the transactions contemplated by the Letter of Intent described in the Company's Current Report on Form 8-K filed on March 9, 2011, the Company's shareholder base would expand, and to require unanimous shareholder consent for written actions or require shareholder approval to set the number of Directors, fill Board vacancies or amend the bylaws would be cumbersome to the Company's operations. The current proposal to amend and restate the Bylaws is not contingent upon or in furtherance of the Company's entrance into the proposed transactions as contemplated in the Letter of Intent; the foregoing reference to the Letter of Intent is for illustrative purposes only.

     The Amended and Restated Bylaws will also be more consistent with Nevada law as it relates to actions which are permissible by the Board and which do not customarily require shareholder approval.

     Therefore, the Board believes that the Amended and Restated Bylaws will make the administration of the future operations of the Company more efficient and provide more flexibility for the management of the Company within the limits of applicable law, including, allowing the Board to set the number of Directors, fill vacancies in the Board or amend the bylaws, without the time or expense required to call for a meeting of shareholders, and providing for a majority, rather than unanimous, consent of shareholders to take action on a matter in writing in lieu of a shareholders meeting. The adoption of the Amended and Restated Bylaws will not alter the directors' fiduciary obligations to the Company.

     The following discussion briefly summarizes the significant differences between the current Bylaws of the Company (the "Old Bylaws") and the Amended and Restated Bylaws.

SPECIAL MEETINGS OF STOCKHOLDERS

     The Old Bylaws provide that special meetings of the stockholders may be called by the Board of Directors, the President, or by the holders of not less than one-tenth (1/10) of all of the shares of the Company entitled to vote at such meeting. The Amended and Restated Bylaws provide that special meetings of the stockholders may be called by the majority of the Board of Directors, the President, or upon the request in writing of stockholders owning a majority in amount of the entire capital stock of the Company entitled to vote.

PROXY

     The Old Bylaws provide that proxies shall not be valid after the expiration of eleven (11) months of the date thereof, unless provided otherwise in the proxy. The Amended and Restated Bylaws reduce this period to six (6) months.

ACTION BY SHAREHOLDERS IN LIEU OF MEETING

     The Old Bylaws require unanimous written consent in order for the Company's shareholders to take action without a meeting of shareholders. The Amended and Restated Bylaws reduce this requirement to provide that shareholders may take action without a meeting if such action is approved by the written consent of shareholders holding a majority of the voting power of the Company, thereby allowing the shareholders to take action by written consent, with the same approval thresholds as required for meetings, without the necessity of calling a special meeting.

NUMBER OF DIRECTORS

     The Old Bylaws provide that the number of directors of the Company shall be established by resolution of the shareholders of the Company. The Amended and Restated Bylaws state that the number of directors of the Company shall be established by resolution of the Board of Directors or shareholders of the Company.

BOARD VACANCIES

     The Old Bylaws require that vacancies on the Board of Directors may be filled by the affirmative vote of the majority of shareholders of the Company. The Amended and Restated Bylaws allow vacancies to be filled by either the affirmative vote of the majority of shareholders or a majority of the remaining directors, thereby allowing the Company to more timely and efficiently bolster and complement the current slate of directors with additional qualified persons whose background and skills will benefit the Company and its operations.

REMOVAL OF DIRECTORS

     Under the Old Bylaws, any director may be removed with or without cause by the vote of holders of a majority of the shares entitled to vote at an election of directors. The Amended and Restated Bylaws increase this requirement by providing that any director may be removed from office by the vote of holders of two-thirds (2/3) of the voting power of the Company.

UNCERTIFICATED SHARES

     The Amended and Restated Bylaws include a provision for the issuance of uncertificated shares, consistent with Nevada Revised Statute Section 78.235. This provision will allow the Company to issue its authorized stock as uncertificated shares. There will be no change to the Company's common stock as a result of its ability to issue uncertificated shares. The Amended and Restated Bylaws also provide that each registered stockholder shall be entitled to a stock certificate upon written request to the Company. The Old Bylaws did not contain a provision relating to uncertificated shares.

INDEMNIFICATION

     Although both the Old Bylaws and Amended and Restated Bylaws provide for the indemnification of directors or officers of the Company to the full extent permitted by law, the Amended and Restated Bylaws also provide additional detail with respect to the types of claims for which such individuals may be indemnified, exceptions to the Company's indemnification requirements, expense reimbursement, determination that indemnification is proper, and insurance.

AMENDMENT

     The Old Bylaws provide that the bylaws may be amended by the vote of a majority of the shareholders of the Company, while the Amended and Restated
Bylaws state that the bylaws may be amended by shareholders or the Board of Directors.

     The Amended and Restated Bylaws also include administrative and stylistic changes which have not been detailed herein. The discussion above is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which are attached hereto as Exhibit A. The Board encourages shareholders to review Exhibit A in its entirety.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED BYLAWS.

      SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS, DIRECTORS, AND OFFICERS

     The Company has only one class of stock outstanding, its common stock. The table below sets forth the number and percentage of shares of our common stock owned as of March 14, 2011, the record date, by the following persons: (i) shareholders known to us who own 5% or more of our outstanding shares, (ii) each of our officers and Directors, and (iii) our officers and Directors as a group. Unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to the shares beneficially owned.

      Name and Address                    Amount and Nature of       Percentage
    of Beneficial Owner                   Beneficial Ownership       of Class(1)
    -------------------                   --------------------       -----------

Jaime Brodeth, President and Director             750,000                34%
Unit 3-B,
Torres Building
5115 Malolos Street
Makati City, Philippines

Moses Carlo Supera Paez, Director                 750,000                34%
42 San Simon Street
BGY Holy Spirit
Quezon City, Philippines

All Officers and Directors as a Group           1,500,000                68%

----------
(1) Based on 2,200,000 shares of our common stock outstanding as of March 14, 2011.

CHANGES IN CONTROL

     There are no existing arrangements that may result in a change in control of the Company.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

     We do not have any equity compensation plans.

                  DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

     Shareholder proposals that are intended to be presented by shareholders at the special meeting of shareholders must be received by us within the time periods described below in order to be included in the proxy statement and form of proxy relating to such meeting. Under rules prescribed by the SEC, shareholders must follow certain procedures to introduce an item of business at a special meeting of shareholders. In general, to be timely under these rules, notice of such business related to this special meeting of shareholders must comply with the requirements in our bylaws and must be received by us at a reasonable time before we begin to print and mail our proxy materials. We anticipate mailing definitive proxy materials to shareholders on or about April 11, 2011.

     Pursuant to Rule 14a-4 under the Exchange Act, we intend to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in our proxy statement for this special meeting, except in circumstances where (i) we receive reasonable notice of the proposed matter, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

     We know of no other matters to be submitted at the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.

                  WHERE YOU CAN OBTAIN ADDITIONAL INFORMATION

     We file annual, quarterly, current and other reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC's web site at WWW.SEC.GOV. You may also read and copy any document we file with the SEC at its public reference room by writing to the Public Reference Room of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549.
Callers in the United States can also call 1-800-SEC-0330 for further information on the operations of the public reference facilities.


                                                           Dated: April 11, 2011

                                    EXHIBIT A

                           AMENDED AND RESTATED BYLAWS

                                       OF

                                XCELMOBILITY INC.

                           AMENDED AND RESTATED BYLAWS
                                       OF
                                XCELMOBILITY INC.

                             ADOPTED MARCH __, 2011

     The following are the Amended and Restated Bylaws of XCELMOBILITY INC., a Nevada corporation:

                                ARTICLE I. OFFICE

     The principal office of the Corporation in the State of Nevada shall be located at such place as the Board of Directors may from time to time determine. The Corporation may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may require from time to time. The registered office of the Corporation as required by the Nevada Corporation Act to be maintained in the State of Nevada, may be, but is not required to be identical to the principal office and the address of the registered agent may be changed from time to time by the Board of Directors.

                            ARTICLE II. SHAREHOLDERS

     SECTION 1. Annual Meeting. The annual meeting of the Shareholders shall be held between January 1st and December 31st each year, on such date and at such hour as may be specified in the Notice of Meeting or in a duly executed Waiver of Notice thereof, for the purpose of electing Directors and for the transaction of such other business as may come before the meeting. If the day fixed for the annual meeting shall be a legal holiday in the State of Nevada, such meeting shall be held on the next succeeding business day. If the election of Directors shall not be held on the day designated herein for any annual meeting of the Shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the Shareholders as soon thereafter as conveniently may be. Failure to hold the annual meeting within the above-proscribed time shall not act as forfeiture or grounds for dissolution of the Corporation.

     SECTION 2. Special Meetings. Special meetings of the Shareholders, for any purpose or purposes, may be called by the Board of Directors, by the holders of not less than a majority of all the shares of the Corporation entitled to vote at the meeting, or by the President of the Corporation.

     SECTION 3. Place of Meeting. The Board of Directors may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place of meeting for any annual meeting of Shareholders or for any special meeting of Shareholders called by the Board of Directors. If no designation is made by the Board, or if a special meeting is otherwise called, the place of meeting shall be the principal office of the Corporation in the State of Nevada. Notwithstanding the first two sentences of this Section, a Waiver of Notice signed by all Shareholders entitled to vote at a meeting, whether an annual or special meeting, may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place of the holding of such meeting.

     SECTION 4. Notice of Meeting. Written or printed notice stating the place, day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each Shareholder of record entitled to vote at such meeting not less than ten (10) nor more than sixty (60) days before the date of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the person or persons calling the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the Shareholder at his address as it appears on the records of the Corporation, with the postage thereon prepaid. Notice may be waived in accordance with Article XII.

     SECTION 5. Fixing of Record Date. The Board of Directors may fix a date, not less than ten (10) nor more than sixty (60) days before the date set for any meeting of the Shareholders, as the record date as of which the Shareholders of record entitled to notice of and to vote at such meeting and any adjournment thereof shall be determined.

     SECTION 6. Quorum. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of the Shareholders. When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted at the original date of the meeting. If, however, after the adjournment, the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given in compliance with Section 4 of this article to each Shareholder of record on the new record date entitled to vote at such meeting. After a quorum has been established at a Shareholders' meeting, the subsequent withdrawal of
Shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof.

     SECTION 7. Proxies. Every Shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting, or his duly authorized attorney-in-fact, may authorize another person or persons to act for him by proxy. The proxy must be executed in writing by the Shareholder or his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of such meeting or at the time of expressing such consent or dissent without a meeting. No proxy shall be valid after the expiration of six (6) months of the date thereof unless provided otherwise in the proxy.

     SECTION 8. Voting of Shares. Each outstanding share of stock shall be entitled to one (1) vote upon each matter submitted to a vote at a meeting of the Shareholders. If a quorum is present, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote on the subject matter shall be the act of the Shareholders unless a greater number is required by the Nevada Statutes.

     SECTION 9. Voting of Shares by Certain Holders. Shares of stock standing in the name of another corporation may be voted by the officer, agent or proxy designated by the Bylaws of the corporate Shareholder or, in the absence of any applicable bylaw, by such person as the board of directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate
Shareholder. In the absence of any such designation or, in the case of conflicting designation by the corporate Shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder shall be presumed to possess, in that order, authority to vote such shares.

     Shares of stock held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.

     Shares of stock standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

     Shares of stock standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority so to do be contained in an appropriate order of the court by which such receiver was appointed.

     A Shareholder whose shares of stock are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his nominee shall be entitled to vote the shares so transferred.

     Treasury shares, shares of its own stock owned by another corporation the majority of the voting stock of which is owned or controlled by it, and shares of its own stock held by a corporation in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares at any given time.

      SECTION 10. Action Without a Meeting. Any action required by law to be taken at any meeting of Shareholders of the Corporation or any action which may be taken at a meeting of Shareholders, may be taken without a meeting, without prior notice, and without a vote if a written consent thereto is signed by Shareholders holding at least a majority of the voting power, unless the provisions of the statutes or of the Articles of Incorporation require a greater proportion of voting power to authorize such action, in which case, such greater proportion of written consents shall be required.

     In the event that the action to which the shareholder's consent is such as would have required the filing of a certificate under any other section of the law if such action had been voted on by shareholders in a meeting thereof, the certificate filed under such other section shall state that written consent has been given in accordance with the provisions of Nevada Statutes.

                         ARTICLE III. BOARD OF DIRECTORS

     SECTION 1. General Powers. All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, the Board of Directors.

     SECTION 2. Number, Tenure and Qualification. The number of Directors of the Corporation shall be established by resolution of the Board of Directors or the Shareholders from time to time, and may be increased or decreased from time to time, provided the Corporation shall always have at least one (1) Director. Each Director shall hold office until the next annual meeting of Shareholders and until his successor shall have been elected and qualified, or until his earlier resignation, removal from office, or death. Resignation of Directors shall be in accordance with Article V hereinafter.

     SECTION 3. Removal. Any Director may be removed from office by the vote of shareholders representing not less than two-thirds (2/3) of the voting power of the issued and outstanding stock entitled to voting power, except that (i) if the Articles of Incorporation provide for the election of Directors by cumulative voting, no director may be removed from office under the provisions of this section except upon the vote of shareholders owning sufficient shares to have prevented his election to office in the first instance, and (ii) if the Articles of Incorporation require the concurrence of a larger percentage of the stock entitled to voting power in order to remove a Director.

     SECTION 4. Regular Meetings. The Board of Directors may provide, by resolution, the time and place for the holding of regular meetings without other notice than such resolution.

     SECTION 5. Special Meetings. Special meetings of the Board of Directors may be called by the Chairman of the Board, by the President or by the lesser of a majority, or two Directors. The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by him/them.

     SECTION 6. Notice. Notice of any special meeting shall be given at least forty-eight (48) hours before the meeting by written notice delivered personally, or by mail, or twenty-four (24) hours by telephone, email or facsimile. If a notice of meeting is mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid. Any Director may waive notice of any meeting, before or after the meeting in accordance with Article XII. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

     SECTION 7. Quorum.  A majority of the number of Directors fixed pursuant to
Section 2 of this Article shall constitute a quorum for the transaction of business at any meeting of the Board of Directors. A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors.

     SECTION 8. Manner of Acting. The act of the majority of the Directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

     SECTION 9. Vacancies. Any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the Shareholders or a majority of the remaining Directors though less than a quorum. When one or more Directors shall give notice of their resignation to the Board of Directors, effective at a future date, the Board of Directors shall have the power to fill such vacancy or vacancies to take effect when such resignation or resignations shall become effective. A Director elected to fill a vacancy shall hold office only until the next election of Directors by the Shareholders, or until his earlier resignation, removal from office or death.

     SECTION 10. Compensation. By resolution of the Board of Directors, the Directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as Director. No such payment shall preclude any Director from serving the Corporation in any other capacity and receiving compensation therefore.

     SECTION 11. Presumption of Assent. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken, unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

     SECTION 12. Constructive Presence at a Meeting. A member of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment, by means of which all persons participating in the meeting can hear each other at the same time. Participating by such means shall constitute presence in person at a meeting.

     SECTION 13. Action without a Meeting. Any action required by law to be taken at any meeting of the Directors of the Corporation or any action which may be taken at a meeting of the Directors, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the Directors, is filed in the minutes of the proceedings of the Board. Such consent shall have the same effect as a unanimous vote.

                              ARTICLE IV. OFFICERS

     SECTION 1. Number and Qualifications. The officers of the Corporation shall be the President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors. Any two (2) or more offices may be held by the same person.

     SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually by the Board of Directors at the regular meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier resignation, removal from office or death. Resignation of officers shall be in accordance with Article V.

     SECTION 3. Removal. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors with or without cause, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

     SECTION 4. Vacancies. A vacancy, however occurring, in any office may be filled by the Board of Directors for the unexpired portion of the term.

     SECTION 5. President. The President shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business affairs of the Corporation. He shall, when present, preside at all meetings of the Shareholders and of the Board of Directors, unless the Board of Directors has elected a Chairman of the Board and the Chairman of the Board is present at such meeting. The President may sign deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties as from time to time may be assigned to him by the Board of Directors.

     SECTION 6. Vice-President. If a Vice-President is elected or appointed, in the absence of the President or in the event of his death, inability or refusal to act, the Vice-President shall have the duties of the President, and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. The Vice-President shall perform such other duties as from time to time may be assigned to him by the President or the Board of Directors.

     SECTION 7. Secretary. The Secretary shall: (a) keep the minutes of all the meetings of the shareholders and the Board of Directors in one or more books provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office addresses of each shareholder; (e) have general charge of the stock transfer books of the Corporation; and (f) in general perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

     SECTION 8. Treasurer. The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of Article VI of these Bylaws; and (b) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine.

     SECTION 9. Salaries. The salaries of the officers shall be fixed from time to time by the Board of Directors and no officer shall be prevented from receiving such salary by reason of the fact that he is also a Director of the Corporation.

     SECTION 10. Disqualification of an Officer. If any officer is elected to a public office or accepts employment that, pursuant to existing law, places restrictions or limitations upon his continued rendering of service to the

Corporation, then such officer shall no longer be qualified to serve as an officer to the Corporation and he shall be deemed to have forthwith submitted his resignation as an officer of the Corporation.

                             ARTICLE V. RESIGNATIONS

     Any Director or Officer of the Corporation may resign at any time by giving written notice to the Board of Directors, and if there are no Directors then to all of the Shareholders. Any such resignation shall take effect at the time specified therein, or, if the time be not specified therein, upon its acceptance by the party or parties to whom notice is given hereunder.

                ARTICLE VI. CONTRACTS, LOANS, CHECKS AND DEPOSITS

     SECTION 1. Contracts. The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, unless otherwise restricted by law. Such authority may be general or confined to specific instances.

     SECTION 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

     SECTION 3. Checks, Drafts, etc. All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

     SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

            ARTICLE VII. CERTIFICATES FOR SHARES AND THEIR TRANSFER

     SECTION 1. Issuance. The interest of each shareholder of the Corporation may be evidenced, but need not be represented by, a certificate, signed by the president or a vice president and the treasurer or an assistant treasurer, or the secretary or an assistant secretary of the Corporation, certifying the number of shares owned by such shareholder in the Corporation. When the Corporation is authorized to issue shares of more than one class or more than one series of any class, there shall be set forth upon the face or back of the certificate, or the certificate shall have a statement that the Corporation will furnish to any shareholder upon request and without charge, a full or summary statement of the voting powers, designations, preferences, limitations, restrictions, and relative rights of the various classes of stock or series thereof. If any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on, any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon, had not ceased to be the officer or officers of such Corporation.

     SECTION 2. Shares Without Certificates. Unless the Articles of Incorporation or these Bylaws provide otherwise, the Board of Directors of the Corporation may authorize the issuance of some or all of the shares of any or all of its classes or series without certificates. Notwithstanding such authorization by the Board of Directors, every holder of uncertificated shares is entitled to receive a certificate that complies with the requirements of the laws of Nevada, on request to the Corporation. The authorization does not affect shares already represented by certificates until such certificates are surrendered to the Corporation. Unless otherwise provided by the laws of Nevada, the rights and obligations of shareholders are identical whether or not their shares of stock are represented by certificates.

     SECTION 3. Transfer Agent and Registrar. Whenever any certificate is countersigned or otherwise by a transfer agent or transfer clerk, and by a registrar, then a facsimile of the signatures of the officers or agents of the Corporation may be printed or lithographed upon such certificate in lieu of the actual signatures.

     SECTION 4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issuance of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or such owner's legal representative, to advertise the same in such manner as it shall require and/or give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

                            ARTICLE VIII. FISCAL YEAR

     The fiscal year of the Corporation shall be as determined by the Board of Directors of the Corporation.

                              ARTICLE IX. DIVIDENDS

     The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

                           ARTICLE X. INDEMNIFICATION

     SECTION 1. The Corporation shall indemnify, to the maximum extent permitted by the law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit, or proceeding if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of no lo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and that, with respect to any criminal action or proceeding, such person had reasonable cause to believe that his conduct was unlawful.

     SECTION 2. The Corporation shall indemnify, to the maximum extent permitted by the law, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, but no indemnification shall be made in respect of any claim, issue or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of such person's duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

     SECTION 3. To the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1 or Section 2 hereof, or in defense of any claim, issue or matter therein, such person shall be indemnified by the Corporation against expenses, including attorneys' fees, actually and reasonably incurred by such person in connection with such defense.

     SECTION 4. Any indemnification under Section 1 and Section 2 hereof, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 and Section 2 hereof. Such determination shall be made:

          (i) by the shareholders;

          (ii) by the Board of Directors by majority vote of a quorum consisting of Directors who were not parties to such act, suit or proceeding;

          (iii) if such a quorum of disinterested Directors so orders, by independent legal counsel in a written opinion; or

          (iv) if such a quorum of disinterested Directors cannot be obtained, by independent legal counsel in a written opinion.

     SECTION 5. Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors unless it is ultimately determined that such director, officer, employee or agent is not entitled to be indemnified by the Corporation as authorized in this section or as provided by law.

     SECTION 6. The indemnification provided by this Section 6:

          (i) does not exclude any other rights to which a person seeking indemnification may be entitled under any bylaw, agreement, vote of shareholders, or disinterested Directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office; and

          (ii) shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

     SECTION 7. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of this section.

                                ARTICLE XI. SEAL

     The Board of Directors may provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of incorporation and the words, "Corporate Seal." As an alternative to an official corporate seal, the signature of the Secretary or other officer of the Corporation on a facsimile or graphical image of a corporate seal shall serve as the official "corporate seal" of the Corporation.

                          ARTICLE XII. WAIVER OF NOTICE

     Unless otherwise provided by law, whenever any notice is required to be given to any Shareholder or Director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation, a waiver thereof in writing, or written consent as to the action to be taken for which the notice was given, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                          ARTICLE XIII. RULES OF ORDER

     Roberts' Rules of Order shall prescribe the rules of conduct for all meetings of the Corporation so far as not inconsistent with the laws of Nevada, with the Articles of Incorporation, or with these Bylaws.

                             ARTICLE XIV. AMENDMENTS

     Except as otherwise provided by statute or by the Articles of Incorporation, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted by a vote of a majority of the Shareholders, at any annual Shareholders' meeting or at any special Shareholders' meeting, provided notice of the proposed change is given in the notice of such meeting or by the Board of Directors at any regular or special meeting of the Board of Directors. If there is a proposed change to be taken up at a meeting of the Shareholders, notice of such meeting must be given under the terms of Article II, Section 4 of these Bylaws.

   ARTICLE XV. PROCEDURE UPON DEATH OR DISQUALIFICATION OF A SOLE SHAREHOLDER

     As provided in Article II of the Articles of Incorporation of the Corporation, the Corporation shall have perpetual existence. Therefore, in the event of the death or disqualification of a sole Shareholder, then, and in that event, unless the stock of the deceased or disqualified Shareholder is sold to a person who is qualified to be a Shareholder of the Corporation pursuant to the provisions of Section 11 of Article II of these bylaws, the Articles of Incorporation of the Corporation shall be forthwith amended so that it may continue on as a general corporation to conduct other business authorized by the provisions of Nevada Statutes.


                     [REMAINDER OF PAGE INTENTIONALLY BLANK]

     IN WITNESS WHEREOF, the Corporation has caused these Amended and Restated Bylaws to be executed by its duly authorized officer as of the date first set forth above.

                                XCELMOBILITY INC.

                                 By:
                                    --------------------------------------------

                                 Name:
                                      ------------------------------------------

                                 Title:
                                       -----------------------------------------

XcelMobility Inc.                            VOTE BY MAIL
2377 Gold Meadow Way, Suite 100              Mark, sign and date your proxy card
Gold River, California 95670                 and  return it in the postage-paid
                                             envelope we have provided or return
                                             it to:

                                             Kamyar Daneshvar
                                             Greenberg Traurig, LLP
                                             1201 K Street
                                             Suite 1100
                                             Sacramento, CA 95814-3938
                                             USA

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                                              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

XCELMOBILITY INC.

The Board of Directors recommends a vote "for" each proposal.

                                              For   Against  Abstain
1. To amend and restate our bylaws.           [ ]     [ ]      [ ]

2. And upon such other matters that may properly come before the special meeting or any adjournment or adjournments thereof.

     THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, FOR EACH PROPOSAL SET FORTH ABOVE, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

     A majority of such attorneys or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

     For address  changes  and/or  comments,          [ ]
     please check this box and write them on
     the back where indicated.

                                                      Yes       No
     Please  indicate  if you plan to attend          [ ]      [ ]
     this meeting.

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.


-----------------------   ----------      ------------------------   ----------
Signature                     Date         Signature (Joint Owners)      Date
[PLEASE SIGN WITHIN BOX]

                       SPECIAL MEETING OF SHAREHOLDERS OF
                                XCELMOBILITY INC.
                                 APRIL 22, 2011
       PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD IN THE ENVELOPE PROVIDED
                              AS SOON AS POSSIBLE.





--------------------------------------------------------------------------------

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

                                XCELMOBILITY INC.
                         SPECIAL MEETING OF SHAREHOLDERS

     The undersigned shareholder of XCELMOBILITY INC., a Nevada corporation, hereby acknowledges receipt of the notice of special meeting of shareholders and proxy statement, each dated April 11, 2011, and hereby appoints Jaime Brodeth, proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Shareholders of XCELMOBILITY INC., to be held on April 22, 2011, at 8:00 a.m., local time, at 1201 K Street, Suite 1100, Sacramento, California 95814, and at any postponement, adjournment or adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present on the matters set forth on the reverse side of this proxy card.




FOR EACH OF THE MATTERS SET FORTH ON THE REVERSE SIDE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE MATTER SUBMITTED. PLEASE SIGN, DATE, AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.





Address
Changes/Comments:
                  --------------------------------------------------------------

--------------------------------------------------------------------------------



(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

--------------------------------------------------------------------------------


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